SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware    001-31234    75-2969997
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)     File Number)    Identification No.)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02:    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of Item 2.02, “Results of Operations and Financial Condition,” is being reported under Item 7.01, “Regulation FD Disclosure.”

On April 26, 2017, Westwood Holdings Group, Inc. (“Westwood”) issued a press release entitled “Westwood Holdings Group, Inc. Reports First Quarter 2017 Results; Non-U.S. Clients Reach Record 20% of AUM”, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 7.01:    REGULATION FD DISCLOSURE

Westwood announced today that its Board of Directors has approved the payment of a quarterly cash dividend of $0.62 per common share, payable on July 3, 2017 to stockholders of record on June 9, 2017.

ITEM 9.01:    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits: The following exhibit is furnished with this report:

Exhibit Number                    Description

99.1	Press Release dated April 26, 2017, entitled “Westwood Holdings Group, Inc. Reports First Quarter 2017 Results; Non-U.S. Clients Reach Record 20% of AUM”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017

WESTWOOD HOLDINGS GROUP, INC.

By:    /s/ Tiffany B. Kice
Tiffany B. Kice
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number        Description

99.1	Press Release dated April 26, 2017, entitled “Westwood Holdings Group, Inc. Reports First Quarter 2017 Results; Non-U.S. Clients Reach Record 20% of AUM”.